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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  December 15, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              Effective December 15, 2006, Daniel Mahoney was appointed Vice President and General Counsel of The Penn Traffic Company (the "Company").

              Pursuant to an offer letter from the Company dated December 10, 2006 (the "Offer Letter"), the terms of which were accepted by Mr. Mahoney on December 15, 2006, Mr. Mahoney will be entitled to receive an annual salary of $175,000 plus a sign-on bonus of $42,500 payable in two installments, the first installment of $28,750 to be payable upon his employment commencement date and the second installment of $13,750 to be payable three months thereafter. In addition to participation in the Company's 401(k), health insurance and other employee benefits programs, Mr. Mahoney will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 40% of his base salary at 100% of the Plan, increasing to 80% incrementally by exceeding the Plan. He will also be entitled to receive reimbursement of up to $6,000 in connection with relocation costs if he elects to relocate within one year after his employment commencement date, as well as 52 weeks of severance in accordance with the Company's severance policy. Mr. Mahoney will also be entitled to participate in the Company's 2006 Omnibus Award Plan at such time as awards are generally granted to management of the Company.

              A copy of the Offer Letter is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

              Mr. Mahoney is 39 years old. From 1995 through 2004, Mr. Mahoney was Of Counsel at the law firm of Nutter, McClennen & Fish, LLP where he was a labor and employment law specialist. Through 2005, he was a Director, Labor Relations and Employment Law, at Shaw's Supermarkets, Inc. He then became a solo practitioner at the Law Office of Daniel J. Mahoney through August 2006, and worked as Senior Counsel, Labor & Employment Law, at C&S Wholesale Grocers, Inc. until his appointment with the Company.

              Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Mahoney or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Mahoney and any director or executive officer of the Company.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d) The following are attached as exhibits to this Current Report on Form 8-K:

         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1 Offer Letter, dated December 10, 2006, between the Company and Daniel Mahoney, accepted on December 15, 2006.




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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                         THE PENN TRAFFIC COMPANY



                                         By:  /s/ Robert Panasuk
                                              ----------------------------
                                              Name:  Robert Panasuk
                                              Title: Chief Executive Officer

Dated:  December 20, 2006





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                                 EXHIBIT INDEX


         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1 Offer Letter, dated December 10, 2006, between the Company and Daniel Mahoney, accepted on December 15, 2006.